UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2020

 IEH Corporation

(Exact Name of Registrant as Specified in Charter)

New York	0-5278	13-5549348
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 58th Street, Suite 8E
Brooklyn, New York 11220

(Address of Principal Executive Offices, and Zip Code)

(718) 492-4440

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IEHC	OTC QX Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 6, 2020, management of IEH Corporation (the “Company”) concluded, and the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company concurred, that the Company’s previously issued unaudited interim financial statements included in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended (i) September 27, 2019, filed with the Securities and Exchange Commission on November 11, 2019 and (ii) December 31, 2019, filed with the Securities and Exchange Commission on February 14, 2020, should no longer be relied upon.

The Company has completed its audit for the year ended March 31, 2020. The referenced quarterly reports are for the second and third quarters of the fiscal year ended March 31, 2020.

On October 7, 2020, the Company filed its report on Form 10-K with the Securities and Exchange Commission for the fiscal year ended March 31, 2020.

The Company migrated to a new enterprise accounting and inventory system at the end of the second quarter of the fiscal year (September 2019) upon unexpectedly losing support for its legacy inventory system. In connection with the Company’s migration to the new accounting system, including the reconciliation of the old and new systems and preparation of its year end accounting, management discovered that inventory balances previously reported as of September 30, 2019 and December 31, 2019 were misstated.

The Company’s management and the Audit Committee have discussed these matters with Marcum LLP, the Company’s independent registered public accounting firm.

The Company will, as soon as is practicable, make the appropriate adjustments to the above referenced Reports by filing with the SEC amendments to the Reports which, in each case, will include restated financial statements and notes thereto and any other appropriate revisions.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of IEH Corporation’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and reports subsequently filed. Such reports are available on the Securities and Exchange Commission’s website (www.sec.gov). IEH Corporation does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

IEH Corporation

By: /s/ David Offerman
Date: October 8, 2020	Name: David Offerman
Title: Chairman of the Board, President and Chief Executive Officer